Summary Prospectus – October 1, 2012; as amended on April 1, 2013	Stadion Trilogy Fund™ Class A Shares (STTGX), CUSIP 85235B707 Class C Shares (STTCX), CUSIP 85235B806 Class I Shares (STTIX), CUSIP 85235B889

Before you invest, you may want to review the Trilogy Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Trilogy Fund’s Prospectus, SAI and other information about the Fund online at http://www.stadionfunds.com/stadionfunds/resources/formsanddownloads. You can also get this information at no cost by calling (866) 383-7636 or by sending an email request to stadion@alpsinc.com. The current Prospectus and SAI, dated October 1, 2012, amended April 1, 2013, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Stadion Trilogy FundTM (the “Trilogy Fund”) is total return, with an emphasis on lower risk and volatility than the U.S. equity markets.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Trilogy Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Trilogy Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 63 and in the SAI in the “Additional Purchase and Redemption Information” section beginning on page 29.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	6.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	0.52%	0.73%	1.12%
Acquired Fund Fees and Expenses(3)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	2.12%	3.08%	2.47%
Management Fee Waivers and Expense Reimbursements(4)	0.07%	0.28%	0.67%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(4)	2.05%	2.80%	1.80%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares purchased on or after October 1, 2012 and redeemed within 12 months of purchase.
(3)	Based on estimated amounts for the current fiscal year.
(4)
Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Trilogy Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2013. The Expense Limitation Agreement may be terminated by the Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

Example
This Example is intended to help you compare the cost of investing in shares of the Trilogy Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Trilogy Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Trilogy Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and assume other expenses remains in effect only until October 1, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period

	1 Year	3 Years
Class A	$771	$1,194
Class C	$383	$925
Class I	$183	$706

Assuming No Redemption

	1 Year	3 Years
Class C	$283	$925

Portfolio Turnover
The Trilogy Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Trilogy Fund’s performance. During the most recent fiscal period, the Trilogy Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Trilogy Fund combines multiple investment strategies and investment techniques that are designed to generate return and manage risk exposure among varying market conditions. The Trilogy Fund will employ three separate investment styles to invest in:

(i)	a diversified portfolio of common stocks and exchange-traded funds (“ETFs”) investing in stock indexes, and options selected to provide protection from market declines (the “Equity Position”),

(ii)	fixed-income securities or ETFs investing in fixed-income securities, and options sold and repurchased to generate net premium income (the “Income Position”), and

(iii)	index options or other securities in an effort to benefit from substantial price changes (up or down) in the markets (the “Trend Position”).

In allocating the Trilogy Fund’s assets, the Advisor uses a combination of the investment styles described above and may reduce or limit investments in certain assets, asset classes or strategies in order to achieve the desired composition of the Trilogy Fund’s portfolio. Many of these strategies are designed to manage risk exposure by seeking opportunities for return from varying market conditions. Under normal market conditions, the Trilogy Fund expects that (i) approximately 30% to 50% of the Trilogy Fund’s assets will be allocated to the Equity Position, (ii) approximately 30% to 50% of the Trilogy Fund’s assets will be allocated to the Income Position and (iii) approximately 10% to 30% of the Trilogy Fund’s assets will be allocated to the Trend Position; however, these percentages may vary over time or as a result of market fluctuations.

The market value of the long options in the Equity Position is generally expected to be not more than approximately 6% of the Trilogy Fund’s value. The market value of the short options in the Equity Position is generally expected to be not more than approximately 6% of the Trilogy Fund’s value. The market value of the options in the Income Position is generally expected to be not more than approximately 10% of the Trilogy Fund’s value. The market value of the options in the Trend Position is generally expected to be approximately 10% to 30% of the Trilogy Fund’s value.

The Trilogy Fund will generally invest as follows:

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The Equity Position. The Equity Position is designed to participate in equity markets while moderating volatility. In the Equity Position, the Trilogy Fund will typically invest in a broadly diversified portfolio of U.S. exchange-listed common stocks and American Depositary Receipts (“ADRs”) of companies that the Advisor believes possess attractive valuation characteristics and the capability for above-average dividend yield, or ETFs that hold such companies. In selecting individual positions, the Advisor generally considers factors such as profitability, revenue growth, gross margins, debt ratios and other financial characteristics, seeking companies with favorable valuations (generally, prices that are reasonable relative to projected revenues, earnings and dividends). The Advisor also looks for companies that possess characteristics that support maintaining market share and earnings power through market cycles and demonstrate the potential to increase dividends or earnings over time. While the Advisor will typically focus the Equity Position on companies having capitalizations of $5 billion or more, there are no restrictions on market capitalization of portfolio stocks. The Advisor may sell a stock from the Equity Position if the Advisor believes the company’s fundamentals have deteriorated, the company’s dividend or earnings growth has or will decline or the Advisor otherwise believes that selling the stock is in the Trilogy Fund’s best interest.

The Advisor uses an option technique called a “collar” to provide downside risk protection to the Equity Position; however, collars also will limit upside potential. In the Equity Position, the Advisor generally writes index calls above the current value of the applicable index to seek to generate premium income and use the proceeds to purchase index puts below the current value of the applicable index to seek to reduce the Trilogy Fund’s exposure to market risk and volatility.

The notional value of the options positions in the Equity Position is not expected to exceed 100% of the expected, aggregate value of the equity securities owned in the Equity Position at the time either option is “in the money” (i.e., when exercising the option would result in a profit). This percentage limitation on the use of calls and options applies at the time an investment is made.

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The Income Position. The Income Position is designed to balance the risk of the Equity Position by utilizing a combination of investments in domestic fixed-income investments (e.g., corporate bonds, U.S. government securities, mortgage-backed securities, high yield bonds or ETFs that invest in such securities) (collectively, “Fixed Income Instruments”) and the receipt of premiums from selling index options. The primary objective of the Income Position is yield generation, with a secondary emphasis on capital appreciation. While the Advisor may purchase Fixed Income Instruments of any maturity and credit quality, the Advisor typically invests in a broad mix of ETFs targeting a specific yield that the Advisor may adjust from time to time in response to market conditions.

In implementing its options strategy for the Income Position, the Advisor typically writes put and call options on one or more broad-based U.S. stock indices, receiving premiums from the purchasers of the options. The Advisor may then repurchase the options prior to their expiration date, giving up appreciation and avoiding depreciation in between the sale of the option and its repurchase. The difference between the premium received from selling the option and the cost of repurchasing the option will determine the gain or loss realized by the Income Position. The options strategy utilized by the Advisor for the Income Position is intended to provide increased cash flow from premiums, reduce volatility and provide protection against potential loss when the Trilogy Fund purchases put and call options on the same indices on which the Fund has written options.

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The Trend Position. The Trend Position is designed to benefit from substantial price changes (up or down) in the markets. In executing the strategy for the Trend Position, the Advisor intends to purchase and write (sell) put and call options on one or more broad-based U.S. stock indices, such as the Standard & Poor’s 500 Index, or ETFs that replicate or are related to such indices (including, without limitation, indices that measure market volatility). The Advisor uses a proprietary option allocation model to dynamically adjust the put protection it seeks to employ with the intent to minimize cost to the portfolio while providing potential upside in market downturns. Over time, the indices on which the Trilogy Fund purchases and sells options may vary based on the Advisor’s assessment of the availability and liquidity of various listed index options, and the Advisor’s evaluation of equity market conditions and other factors.

Generally the Trend Position favors establishing debit option spreads of varying strike prices and maturities by simultaneously selling and purchasing options on the same underlying instrument having the same expiration date. The options the Trend Position buys and sells are typically settled in cash rather than by delivery of securities and reflect price fluctuations in a group of securities or segments of the securities market. The Advisor may also purchase alternative instruments that the Advisor believes will approximate the performance that could be achieved by establishing debit option spreads when the Advisor believes comparable results can be achieved at a lower cost than buying options directly. These alternative instruments include options on indexes, options on futures, options on ETFs or other exchange traded securities and positively or negatively correlated market instruments. The Trilogy Fund may also invest in ETFs and other investment companies that employ a trend or momentum-based strategy for the Trend Position.

PRINCIPAL RISKS

An investment in the Trilogy Fund is subject to investment risks; therefore you may lose money by investing in the Trilogy Fund. There can be no assurance that the Trilogy Fund will be successful in meeting its investment objective. The Trilogy Fund is best suited for long-term investors. Generally, the Trilogy Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Trilogy Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Trilogy Fund’s investments, economic conditions, and general equity market conditions.

In a declining stock market, stock prices for all companies (including those in the Trilogy Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Trilogy Fund changes daily based on the performance of the securities in which it invests and the success of the Advisor’s options strategies. The ability of the Trilogy Fund to meet its investment objective is directly related to the success of the Advisor’s investment process and there is no guarantee that the Advisor’s judgments about the attractiveness, value and potential appreciation of particular investments and strategies for the Trilogy Fund will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Trilogy Fund’s share price may be adversely affected.

Derivative Risk: Put and call options are referred to as “derivative” instruments since their values are based on (“derived from”) the values of other securities. Derivative instruments can be volatile and the potential loss to the Trilogy Fund may exceed the Trilogy Fund’s initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Trilogy Fund’s return. The Trilogy Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Trilogy Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. Derivative instruments may create economic leverage in the Trilogy Fund, which magnifies the Trilogy Fund’s exposure to the underlying instrument. If the Trilogy Fund sells a put option whose exercise is settled in cash, the Trilogy Fund cannot provide in advance for its potential settlement obligations by selling short the underlying securities, and the Trilogy Fund will be responsible, during the option’s life, for any decreases in the value of the underlying security below the strike price of the put option. If the Trilogy Fund sells a call option whose exercise is settled in cash, the Trilogy Fund cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities, and the Trilogy Fund will be responsible, during the option’s life, for any increases in the value of the underlying security above the strike price of the call option. If the Trilogy Fund establishes a debit option spread, the potential for unlimited losses associated with the option the Trilogy Fund sold will be mitigated, but the potential for unlimited gains associated with the option purchased will be reduced by the cost of, and capped by losses potentially incurred as a result of, the corresponding option sold.

Small and Medium Capitalization Companies Risk: The Trilogy Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Fixed Income Risk: There are risks associated with the potential investment of the Trilogy Fund’s assets in Fixed Income Instruments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Trilogy Fund, possibly causing the Trilogy Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Trilogy Fund’s SAI.

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Credit Risk. The value of the Trilogy Fund’s Fixed Income Instruments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

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Interest Rate Risk. The value of the Trilogy Fund’s Fixed Income Instruments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Trilogy Fund’s Fixed Income Instruments can be expected to decline.

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Maturity Risk. The value of the Trilogy Fund’s Fixed Income Instruments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Foreign Securities Risk: ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in ADRs and ETFs investing in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Trilogy Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities underlying ADRs often trade with less frequency and volume on their respective exchanges than domestic securities, and therefore foreign securities underlying ADRs, and the ADRs themselves, may exhibit greater price volatility than domestic investments.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Trilogy Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Trilogy Fund’s NAV is reduced for undervalued ETFs it holds, and that the Trilogy Fund receives less than NAV when selling an ETF).

PERFORMANCE SUMMARY

The Trilogy Fund began operations on April 2, 2012 and therefore does not have a performance history for a full calendar year to report. After the Trilogy Fund has returns for a full calendar year, this Prospectus will provide performance information which will give some indication of the risks of an investment in the Trilogy Fund by comparing the Fund’s performance with a broad measure of market performance. How the Trilogy Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

MANAGEMENT OF THE FUND
Stadion Money Management, LLC is the Trilogy Fund’s investment adviser.

The Advisor employs a team of investment professionals responsible for the day-to-day management of the Trilogy Fund’s investments. Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Brad A. Thompson, CFA	Chief Investment Officer	Since April 1, 2012
Jonathan W. Weaver, CFA	Senior Portfolio Manager	Since May 25, 2012
David C. Pursell	Senior Portfolio Manager	Since May 25, 2012

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment
$1,000 for Class A and Class C shares; $500,000 for Class I shares.

Minimum Subsequent Investment
$250 for Class A and Class C shares; $5,000 for Class I shares.

General Information
You may purchase or redeem (sell) shares of the Trilogy Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION
The Trilogy Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Trilogy Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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